UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 8, 2008

Clear Skies Solar, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53105	30-0401535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5020 Sunrise Highway, Suite 227 Massapequa Park, New York	11762
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 809-0498

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 8, 2008, Clear Skies Solar, Inc. issued a press release announcing that it entered into a $20 million agreement with Power Cube to design and construct a solar power system to supply power to a steel mill and community power grid in Utter Pradesh, India. Execution of this project is conditioned upon obtaining adequate financing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR SKIES SOLAR, INC.

Dated: April 8, 2008	By:	/s/ Arthur L. Goldberg
Name: Arthur L. Goldberg
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 8, 2008